OPERATING LEASES	12 Months Ended
Dec. 31, 2016
Leases, Operating [Abstract]
OPERATING LEASES
OPERATING LEASES

Rental income

The minimum future revenues to be received under the Company's non-cancelable operating leases on its vessels as of December 31, 2016, are as follows:

(in thousands of $)
Year ending December 31,
2017	245,539
2018	230,380
2019	205,314
2020	186,447
2021	138,058
Thereafter	177,428
Total minimum lease revenues	1,183,166

The cost and accumulated depreciation of vessels leased to third parties on operating leases at December 31, 2016 and 2015 were as follows:

(in thousands of $)	2016	2015
Cost	2,154,994	1,964,852
Accumulated depreciation	417,825	323,535
Vessels and equipment, net	1,737,169	1,641,317

An impairment charge of $4.8 million was recorded against the carrying value of one container vessel in the year ended December 31, 2016. In the year ended December 31, 2015, an impairment charge of $29.2 million was recorded against the carrying value of two container vessels.